UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2014

Cloud Peak Energy Inc.

Cloud Peak Energy Resources LLC

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-34547 333-168639	26-3088162 26-4073917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 S. Gillette Ave., Gillette, Wyoming	82716
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 687-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry into a Material Definitive Agreement.

Fifth Supplemental Indenture for 8.250% Senior Notes due 2017 and 8.500% Senior Notes due 2019

On March 25, 2014, Cloud Peak Energy Resources LLC (“CPE Resources”), Cloud Peak Energy Finance Corp. (“Finance Corp.” and, together with CPE Resources, the “Issuers”), Cloud Peak Energy Inc. (“CPE Inc.”), Wilmington Trust Company, as trustee, and Citibank N.A., as securities administrator, entered into the fifth supplemental indenture (the “Fifth Supplemental Indenture”) to the indenture governing the Issuers’ 8.250% Senior Notes due 2017 (the “2017 Notes”) and 8.500% Senior Notes due 2019 (collectively, the “Notes”).  Pursuant to the Fifth Supplemental Indenture, CPE Inc. has agreed to guarantee the Notes and to be bound by the terms of the indenture governing the Notes applicable to guarantors.  As a result of such guarantee, and pursuant to Rule 12h-5 promulgated under the Securities Exchange Act of 1934 (“Exchange Act”) and Rule 3-10 of Regulation S-X, CPE Resources is no longer required to file reports under Section 15(d) of the Exchange Act, and CPE Resources intends to file a Form 15.

The foregoing description of the Fifth Supplemental Indenture is a summary and is qualified in its entirety by reference to the Fifth Supplemental Indenture, a copy of which is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained under Item 1.01 above is incorporated by reference in its entirety into this Item 2.03.

Item 3.03.                                        Material Modification to Rights of Security Holders.

The description of the Fifth Supplemental Indenture contained under Item 1.01 above is incorporated by reference in its entirety into this Item 3.03.

Item 8.01.             Other Events.

As previously disclosed in CPE Inc.’s and CPE Resources’ Current Report on Form 8-K dated March 10, 2014 and filed on March 11, 2014, on March 10, 2014, CPE Inc. announced that approximately $278.4 million, or approximately 92.81%, of the $300 million aggregate principal amount of the Issuers’  2017 Notes were validly tendered (and not validly withdrawn) prior to 5:00 p.m., New York City time, on March 10, 2014 pursuant to CPE Resources’ previously announced tender offer and consent solicitation, which commenced on February 25, 2014. In addition, on March 11, 2014, CPE Resources accepted all such 2017 Notes for payment, and later that day CPE Resources made payment of approximately $296.9 million for such 2017 Notes. The tender offer expired on March 24, 2014, and no additional 2017 Notes were tendered for payment. On March 28, 2014, the Issuers’ will redeem all outstanding 2017 Notes not tendered prior to the expiration of the tender offer for a redemption price equal to 104.125% of the principal amount thereof plus accrued and unpaid interest to the redemption date.

Item 9.01.             Financial Statements and Exhibits.

(d)     Exhibits.

4.1

Fifth Supplemental Indenture, dated as of March 25, 2014, to the Indenture, dated as of November 25, 2009, among Cloud Peak Energy Resources LLC, Cloud Peak Energy Finance Corp., Wilmington Trust Company, as trustee, and Citibank N.A., as securities administrator.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOUD PEAK ENERGY INC.

Date: March 25, 2014

	By:	/s/ Bryan J. Pechersky
	Name:	Bryan J. Pechersky
	Title:	Senior Vice President, General Counsel and Corporate Secretary

CLOUD PEAK ENERGY RESOURCES LLC

Date: March 25, 2014

	By:	/s/ Bryan J. Pechersky
	Name:	Bryan J. Pechersky
	Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit

4.1

Fifth Supplemental Indenture, dated as of March 25, 2014, to the Indenture, dated as of November 25, 2009, among Cloud Peak Energy Resources LLC, Cloud Peak Energy Finance Corp., Wilmington Trust Company, as trustee, and Citibank N.A., as securities administrator.